UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       January 5, 2007 (January 5, 2007)

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                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                           0-51251               20-1538254
(State or Other Jurisdiction            (Commission           (IRS Employer
    of Incorporation)                    File Number)        Identification No.)


     103 Powell Court, Suite 200
        Brentwood, Tennessee                                      37027
(Address of principal executive offices)                        (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

Item 7.01. Regulation FD Disclosure.

On January 5, 2007, LifePoint Hospitals, Inc. (the "Company") issued a press release providing guidance for 2007. See the press release attached as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

        (a)     Financial statements of businesses acquired.

                None required

        (b)     Pro forma financial information.

                None required

        (c)     Shell company transactions.

                None required

        (d)     Exhibits.

                99.1 Copy of press release issued by the Company on January 5, 2007.

                                Page 2 of 4 pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2007                           LIFEPOINT HOSPITALS, INC.

                                                By:     /s/  Michael J. Culotta
                                                        ------------------------
                                                        Michael J. Culotta
                                                        Chief Financial Officer

                                Page 3 of 4 pages

                                  EXHIBIT INDEX

Exhibit
Number          Description
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99.1            Copy of press release issued by the Company on January 5, 2007.

                                Page 4 of 4 pages